Exhibit 99.10


                                           XIETONGMEN DRILL SAMPLE ASSAY TABLE

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 Drills                From     To        Intercept Intercept Culs             Au1s     CuEQ2s   %AuEQ2s
        Hole         (metres)  (metres)  (metres)   (feet)        s%          g/t                  sg/t
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    5001                15.8     277.6     261.8      859       0.41         0.60        0.76      1.30
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    5001     Incl.      44.6      70.0      25.4       84       0.74         0.81        1.21      2.08
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    5002                 8.6     259.9     251.3      824       0.55         0.82        1.03      1.76
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    5002     Incl.      44.5      77.2      32.7      107       0.96         0.77        1.41      2.42
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    5003                 2.5     226.1     223.6      734       0.37         1.05        0.98      1.68
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    5003     Incl.      99.1     123.2      24.1       79       0.92         2.45        2.35      4.03
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    5004                46.5     294.0     247.5      812       0.57         0.67        0.96      1.65
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    5004     Incl.      46.5     188.0     141.5      464       0.70         0.77        1.15      1.97
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    5005                20.4     200.0     179.6      589       0.36         0.53        0.67      1.15
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    5005     Incl.      20.4     122.5     102.1      335       0.43         0.63        0.80      1.37
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    5006                18.7     242.7     224.0      735       0.49         0.76        0.93      1.60
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    5006     Incl.      18.7     121.6     102.9      338       0.71         0.99        1.29      2.21
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    5007                41.2      97.0      55.8      183       0.88         0.29        1.05      1.80
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    5007               151.0     195.0      44.0      144       0.22         0.70        0.63      1.08
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    5008                17.0     306.0     289.0      948       0.63         1.07        1.25      2.15
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    5008     Incl.      40.2      70.0      29.8       98       1.05         0.89        1.57      2.69
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    5008     Incl.     155.0     181.3      26.3       86       0.98         1.67        1.95      3.35
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    5009                82.0     137.5      55.5      182       0.42         0.47        0.69      1.19
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    5010                36.7     122.0      85.3      280       0.63         0.50        0.92      1.58
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    5010     Incl.      41.0      88.2      47.2      155       0.81          0.55       1.13       1.94
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    5010     and        41.0      63.0      22.0       72       1.08          0.69       1.48       2.54
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    5011                45.3     301.9     256.6      842       0.66          0.89       1.18       2.02
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    5011     Incl.      45.3     184.0     138.7      455       0.80          0.94       1.35       2.31
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    5011     Incl.     254.0     300.0      46.0      151       0.70          1.04       1.31       2.24
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    5012                24.0     332.5     308.5     1012       0.87          1.25       1.60       2.74
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    5012     Incl.      24.0     106.0      82.0      269       1.36          0.83       1.84       3.16
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    5012     and        24.0      61.0      37.0      121       2.15          0.62       2.51       4.31
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    5012     Incl.     119.1     332.5     213.4      700       0.72          1.44       1.56       2.67
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    5013                42.0     349.4     307.4     1009       0.64          0.76       1.08       1.86
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    5013     Incl.      66.0     176.0     110.0      361       0.83          0.89       1.35       2.31
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    5014                76.0     304.0     228.0      748       0.51          0.84       1.00       1.71
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    5014     Incl.      76.0     112.0      36.0      118       0.74          0.91       1.27       2.18
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    5014     Incl.     171.0     211.0      40.0      131       0.59          0.94       1.14       1.95
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   ZK0301               34.6     269.2     234.6      770       0.47          0.58       0.81       1.39
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   ZK0301    Incl.      64.7     180.3     115.6      379       0.57          0.68       0.97       1.66
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   ZK0701               25.4     231.9     206.5      677       0.66          1.43       1.49       2.56
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   ZK0701    Incl.      25.4     118.1      92.7      304       0.97          1.96       2.11       3.62
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         1Copper capped at 5%, gold capped at 10 g/t for all calculations.
         2Copper and gold equivalent calculations use metal prices of US$1.00/lb for copper and US$400/oz for gold.
          Adjustment factors to account for differences in relative
metallurgical recoveries for gold and copper will depend upon the completion of definitive metallurgical testing.
          CuEQ = Cu % + (Au g/t x 12.86/22.046) AuEQ = (Cu % x 22.046/12.86) +
          Au g/t
